Preferred Shares	12 Months Ended
Dec. 31, 2017
Share Capital, Reserves And Other Equity Interest [Abstract]
Preferred Shares
Common Shares
A. Issued and Outstanding
 TransAlta is authorized to issue an unlimited number of voting common shares without nominal or par value.

As at Dec. 31	2017		2016
	Common shares (millions)	Amount	Common shares (millions)	Amount
Issued and outstanding, beginning of year	287.9	3,095	284.0	3,077
Issued under the dividend reinvestment and share purchase plan	—	—	3.9	18
	287.9	3,095	287.9	3,095
Amounts receivable under Employee Share Purchase Plan	—	(1)	—	(1)
Issued and outstanding, end of year	287.9	3,094	287.9	3,094

B. Shareholder Rights Plan
The Corporation initially adopted the Shareholder Rights Plan in 1992, which has been revised since that time to ensure conformity with current practices. As required, the Shareholder Rights Plan must be put before the Corporation’s shareholders every three years for approval, and it was last approved on April 22, 2016. The primary objective of the Shareholder Rights Plan is to provide the Board sufficient time to explore and develop alternatives for maximizing shareholder value if a takeover bid is made for the Corporation and to provide every shareholder with an equal opportunity to participate in such a bid. When an acquiring shareholder commences a bid to acquire 20 per cent or more of the Corporation’s common shares, other than by way of a “permitted bid” (as defined in the Shareholder Rights Plan), where the offer is made to all shareholders by way of a takeover bid circular, the rights granted under the Shareholder Rights Plan become exercisable by all shareholders except those held by the acquiring shareholder. Each right will entitle a shareholder, other than the acquiring shareholder, to acquire an additional $200 worth of common shares for $100.
C. Premium Dividend™, Dividend Reinvestment, and Optional Common Share Purchase Plan (the “Plan”)
On Feb. 21, 2012, the Corporation added a Premium DividendTM Component to its existing dividend reinvestment plan. The amended and restated plan provided eligible shareholders with two options: i) to reinvest dividends at a current three per cent discount to the average market price towards the purchase of new common shares of the Corporation (the Dividend Reinvestment Component) or; ii) to receive a premium cash payment equivalent to 102 per cent of the reinvested dividends (the Premium DividendTM Component).
The Corporation suspended the Premium Dividend™ Component of the Plan following the payment of the quarterly dividend on July 1, 2013. The Corporation’s Dividend Reinvestment and Optional Common Share Purchase Plan, separate components of the Plan, remained effective in accordance with their current terms. On Jan. 14, 2016, the Corporation announced the suspension of the Premium DividendTM, Dividend Reinvestment and Optional Common Share Purchase Plan, in order to stop shareholder dilution.
On Jan. 1, 2016, 3.9 million common shares were issued for dividends reinvested.
D. Earnings per Share

Year ended Dec. 31	2017	2016	2015
Net earnings (loss) attributable to common shareholders	(190)	117	(24)
Basic and diluted weighted average number of common shares outstanding (millions)	288	288	280
Net earnings (loss) per share attributable to common shareholders, basic and diluted	(0.66)	0.41	(0.09)

E. Dividends
On Jan. 14, 2016, the Corporation announced the resizing of its dividend from $0.72 annually to $0.16 annually, as part of a plan to maximize the Company’s long-term financial flexibility.
On Oct. 30, 2017, the Corporation declared a quarterly dividend of $0.04 per common share, payable on Jan. 1, 2018.
On Feb. 2, 2018, the Corporation declared a quarterly dividend of $0.04 per common share, payable on Apr. 1, 2018.
There have been no other transactions involving common shares between the reporting date and the date of completion of these consolidated financial statements.
Preferred Shares
A. Issued and Outstanding
All preferred shares issued and outstanding are non-voting cumulative redeemable fixed rate first preferred shares.

As at Dec. 31	2017		2016
Series	Number of shares (millions)	Amount	Number of shares (millions)	Amount
Series A	10.2	248	10.2	248
Series B	1.8	45	1.8	45
Series C	11.0	269	11.0	269
Series E	9.0	219	9.0	219
Series G	6.6	161	6.6	161
Issued and outstanding, end of year	38.6	942	38.6	942

I. Series E Cumulative Redeemable Rate Reset Preferred Shares Conversion
On Sept. 17, 2017, the Corporation announced that, after taking into account all election notices received by the Sept. 15, 2017, deadline for the conversion of the Cumulative Redeemable Rate Reset Preferred Shares, Series E (the “Series E Shares”) into Cumulative Redeemable Floating Rate Preferred Shares Series F (the “Series F Shares”), there were 133,969 Series E Shares tendered for conversion, which was less than the one million shares required to give effect to conversions into Series F Shares. Therefore, none of the Series E Shares were converted into Series F Shares on Sept. 30, 2017. As a result, the Series E Shares will be entitled to receive quarterly fixed cumulative preferential cash dividends, if, as and when declared by the Board. The annual dividend rate for the Series E Shares for the five-year period from and including Sept. 30, 2017 to, but excluding, Sept. 30, 2022, will be 5.194 per cent, which is equal to the five-year Government of Canada bond yield of 1.544 per cent, determined as of Aug. 31, 2017, plus 3.65 per cent, in accordance with the terms of the Series E Shares.
II. Series C Cumulative Redeemable Rate Reset Preferred Shares Conversion
On June 16, 2017, the Corporation announced that after, taking into account all election notices received by the June 15, 2017, deadline for the conversion of the Cumulative Redeemable Rate Reset Preferred Shares, Series C (the “Series C Shares”) into Cumulative Redeemable Floating Rate Preferred Shares Series D (the “Series D Shares”), there were 827,628 Series C Shares tendered for conversion, which was less than the one million shares required to give effect to conversions into Series D Shares. Therefore, none of the Series C Shares were converted into Series D Shares on June 30, 2017. As a result, the Series C Shares will be entitled to receive quarterly fixed cumulative preferential cash dividends, if, as and when declared by the Board. The annual dividend rate for the Series C Shares for the five-year period from and including June 30, 2017 to, but excluding, June 30, 2022, will be 4.027 per cent, which is equal to the five-year Government of Canada bond yield of 0.927 per cent, determined as of May 31, 2017, plus 3.10 per cent, in accordance with the terms of the Series C Shares.
III. Series A Cumulative Fixed Redeemable Rate Reset Preferred Shares Conversion
On March 17, 2016, the Corporation announced that 1,824,620 of its 12.0 million Series A Cumulative Fixed Redeemable Rate Reset Preferred Shares (“Series A Shares”) were tendered for conversion, on a one-for-one basis, into Series B Cumulative Redeemable Floating Rate Preferred Shares (“Series B Shares”) after having taken into account all election notices. As a result of the conversion, the Corporation has 10.2 million Series A Shares and 1.8 million Series B Shares issued and outstanding at Dec. 31, 2017.
The Series A Shares pay fixed cumulative preferential cash dividends on a quarterly basis, for the five-year period from and including March 31, 2016 ,to, but excluding, March 31, 2021, if, as and when declared by the Board based on an annual fixed dividend rate of 2.709 per cent.
The Series B Shares pay quarterly floating rate cumulative preferential cash dividends for the five-year period from and including March 31, 2016, to, but excluding, March 31, 2021, if, as and when declared by the Board based on an annualized fixed dividend rate of 2.539 per cent, and will reset every quarter.
IV. Preferred Share Series Information
The holders are entitled to receive cumulative fixed quarterly cash dividends at a specified rate, as approved by the Board. After an initial period of approximately five years from issuance and every five years thereafter (“Rate Reset Date”), the fixed rate resets to the sum of the then five-year Government of Canada bond yield (the fixed rate “Benchmark”) plus a specified spread. Upon each Rate Reset Date, they are also:

▪	Redeemable at the option of the Corporation, in whole or in part, for $25.00 per share, plus all declared and unpaid dividends at the time of redemption.

▪
Convertible at the holder’s option into a specified series of non-voting cumulative redeemable floating rate first preferred shares that pay cumulative floating rate quarterly cash dividends, as approved by the Board, based on the sum of the then Government of Canada 90-day Treasury Bill rate (the floating rate “Benchmark”) plus a specified spread. The cumulative floating rate first preferred shares are also redeemable at the option of the Corporation and convertible back into each original cumulative fixed rate first preferred share series, at each subsequent Rate Reset Date, on the same terms as noted above.

Characteristics specific to each first preferred share series as at Dec. 31, 2017, are as follows:

Series	Rate during term	Annual dividend rate per share ($)	Next Conversion date	Rate spread over Benchmark (per cent)	Convertible to Series
A	Fixed	0.67725	March 31, 2021	2.03	B
B	Floating	0.7255	March 31, 2021	2.03	A
C	Fixed	1.00675	June 30, 2022	3.10	D
D	Floating	—	—	3.10	C
E	Fixed	1.2985	Sept. 30, 2022	3.65	F
F	Floating	—	—	3.65	E
G	Fixed	1.325	Sept. 30, 2019	3.80	H
H	Floating	—	—	3.80	G

B. Dividends
The following table summarizes the preferred share dividends declared in 2017, 2016, and 2015:

	Total dividends declared ($)
Series	2017	2016	2015
A	5	10	14
B	1	1	—
C	9	16	13
E	8	14	11
G	7	11	8
Total for the year	30	52	46

On Feb. 2, 2018, the Corporation declared a quarterly dividend of $0.16931 per share on the Series A preferred shares, $0.17889 per share on the Series B preferred shares, $0.25169 per share on the Series C preferred shares, $0.32463 per share on the Series E preferred shares, and $0.33125 per share on the Series G preferred shares, all payable on March 31, 2018.
TransAlta’s capital is comprised of the following:

As at Dec. 31	2017	2016	Increase/ (decrease)
Long-term debt(1)	3,707	4,361	(654)
Equity
Common shares	3,094	3,094	—
Preferred shares	942	942	—
Contributed surplus	10	9	1
Deficit	(1,209)	(933)	(276)
Accumulated other comprehensive income	489	399	90
Non-controlling interests	1,059	1,152	(93)
Less: available cash and cash equivalents(2)	(314)	(305)	(9)
Less: fair value asset of hedging instruments on long-term debt(3)	(30)	(163)	133
Total capital	7,748	8,556	(808)
(1) Includes finance lease obligations, amounts outstanding under credit facilities, tax equity liability, and current portion of long-term debt.
(2) The Corporation includes available cash and cash equivalents as a reduction in the calculation of capital, as capital is managed internally and evaluated by management using a net debt position.  In this regard, these funds may be available, and used to facilitate repayment of debt.
(3) The Corporation includes the fair value of economic and designated hedging instruments on debt in an asset, or liability, position as a reduction, or increase, in the calculation of capital, as the carrying value of the related debt has either increased, or decreased, due to changes in foreign exchange rates.